Inventory	12 Months Ended
Dec. 26, 2020
EWC Ventures and its Subsidiaries [Member]
Inventory
6.	Inventory

Inventory is comprised of finished goods. The allowance for obsolete inventory included in Inventory on the Consolidated Balance Sheets was $6,599 and $1,229 as of December 26, 2020 and December 28, 2019, respectively. The increase in the inventory obsolescence reserve during the year ended December 26, 2020 related to a pilot program for certain retail products with a limited shelf-life that did not have a chance to scale, due to COVID-19, as well as a planned product restaging effort approved by management during the year ended December 26, 2020.

A summary of changes in the inventory obsolescence reserve for fiscal years 2020 and 2019 is as follows:

	December 26, 2020	December 28, 2019
Balance beginning of year	$1,229	$1,042
Charged to costs and expenses	6,656	552
Write-offs of reserved inventory	(1,286)	(365)
Balance end of year	$6,599	$1,229